UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2016
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LIFEVANTAGE CORPORATION (Exact name of registrant as specified in its charter)
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Colorado	001-35647	90-0224471
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9785 S. Monroe Street, Suite 300, Sandy, UT 84070
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (801) 432-9000
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Dismissal of BDO USA, LLP

On July 7, 2016, the Audit Committee of the Board of Directors of LifeVantage Corporation (the “Company”) dismissed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm, effective immediately, due to BDO’s determination that it was not independent of the Company with respect to the Company’s fiscal year ended June 30, 2016 (“Fiscal 2016”), and not for any reason related to the Company’s financial reporting or accounting operations or policies. BDO concluded that it was not independent of the Company with respect to Fiscal 2016 because, during Fiscal 2016 but prior to BDO’s appointment as the Company’s independent registered public accounting firm, a firm in the BDO international network had provided certain prohibited non-audit services as a subcontractor to a third party contractor who had been engaged to provide payroll services to an international subsidiary of the Company. Background relating to these non-audit services is described below.

In 2012, the Company engaged a third party (FMP), among other things, to provide payroll and human resources services to LifeVantage Japan KK, a foreign subsidiary of the Company. In 2013, FMP outsourced the payroll component to a subcontractor, Tokyo Xborder Tax Co. In October 2015, Tokyo Xborder Tax Co. joined the BDO international network and changed its name to BDO Tax Co. (Japan). The Company terminated its relationship with FMP effective March 31, 2016 and payroll services through FMP and its subcontractor, BDO Tax Co. (Japan), ceased on that date. On April 12, 2016, the Audit Committee of the Company’s Board of Directors engaged BDO as its independent registered public accounting firm for Fiscal 2016. At that time, the Company had terminated its relationship with FMP and was unaware that FMP’s subcontractor had joined the BDO international network and changed its name. BDO recently learned of the payroll processing services in connection with its audit procedures for Fiscal 2016 and was unaware of these services at the time of its appointment as the Company’s independent registered public accounting firm on April 12, 2016.

Prior to the determination by BDO that it was not independent, neither the Company nor BDO believed that there were any issues relating to BDO’s independence. BDO was engaged by the Company on April 12, 2016 and as a result did not deliver an audit report on the financial statements of the Company for the fiscal years ended June 30, 2014 or 2015. At no point during BDO’s engagement were there any (i) disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of BDO would have caused it to make reference to the subject matter of the disagreement in connection with its report, or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided BDO with a copy of the above disclosure and has requested that BDO furnish it a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of the letter of BDO dated July 13, 2016 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of WSRP, LLC

Effective as of July 11, 2016, the Audit Committee of the Company’s Board of Directors engaged WSRP, LLC as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016. During the Company’s two most recent fiscal years and the subsequent interim period through July 11, 2016, neither the Company nor anyone acting on its behalf consulted with WSRP, LLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or the effectiveness of internal control over financial reporting, where either a written report or oral advice was provided to the Company that WSRP, LLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company issued a press release on July 13, 2016 announcing the change in independent registered public accounting firms, a copy of which is filed as Exhibit 99.1 to this Form 8-K.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Audit Committee dismissed BDO as the Company’s independent registered public accounting firm, effective July 7, 2016, due to BDO’s determination that it was not independent of the Company with respect to Fiscal 2016 as a result of the circumstances described above. BDO notified the Company that, based on BDO’s impaired independence, reliance should not be placed on the completed interim review for the quarter ended March 31, 2016.

BDO has not brought any other matters to the Company’s attention that would affect the Company’s financial statements or internal control over financial reporting.

As discussed above, the Company has engaged WSRP, LLC as its new independent accountants and will have them re-review the financial statements included in the Company’s Form 10-Q for the quarter ended March 31, 2016. Following such re-review, the Company plans to file an amended Form 10-Q for the quarter ended March 31, 2016 on Form 10-Q/A (the “Form 10-Q/A”). The Company can give no assurance that the new independent accountants will reach the same conclusions as BDO regarding the application of accounting standards, management estimates or other factors affecting the Company’s financial statements in connection with such accountant’s audit and review process and that material adjustments or restatements of the Company’s financial statements for such period will not be required as a result.

BDO has confirmed that its impaired independence is unrelated to the Company’s financial statements, accounting practices, the integrity of the Company’s management or for any other matter relating to the Company. As a result of BDO’s impaired independence, the unaudited interim financial information as presented in the Company’s Form 10-Q for the third quarter ended March 31, 2016 (the “Third Quarter 10-Q”) has not been reviewed by an outside independent registered public accounting firm as required by the rules of the Securities and Exchange Commission. As a result, the Third Quarter 10-Q is considered deficient, and until the Form 10-Q/A is filed, the Company is not considered to be timely or current in its filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

While the Third Quarter 10-Q does not comply with the requirements of Regulation S-X and should not be interpreted to be a substitute for the review that would normally occur by the Company’s independent registered public accounting firm, the Company’s Audit Committee and management believe that the interim financial information presented in the Third Quarter 10-Q fairly presents in all material respect the financial condition and results of operations of the Company as of the end of and for the applicable quarter. Except for the absence of this review of the unaudited interim financial information discussed above, the Company believes that the Third Quarter 10-Q fully complies with the requirements of the Exchange Act.

The Company has provided BDO with a copy of the above disclosure and has requested that BDO furnish it a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of the letter of BDO dated July 13, 2016 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 8.01.	Other Events.

The Chief Executive Officer and Chief Financial Officer of the Company believe, to the best of their knowledge, that the unaudited interim financial information presented in the Third Quarter 10-Q accurately portrays the financial condition of the Company for such quarter. To that end, they provided certifications under Section 302 of the Sarbanes-Oxley Act of 2002 (“SOX”). The SOX Section 906 certifications by such officers, however, are withdrawn from the Third Quarter 10-Q only because as a result of BDO’s impaired independence as described above, the unaudited interim financial information presented in the Third Quarter 10-Q was not reviewed by an independent registered public accountant under PCAOB AU 722, Interim Financial Information (“PCAOB AU 722”). The Company believes that the Third Quarter 10-Q otherwise meets all of the qualifications of the Exchange Act and the rules and regulations thereunder governing the preparation and filing of periodic reports as referenced in the certifications. Before the Company’s officers can make SOX Section 906 certifications with respect to the Third Quarter 10-Q, the Company’s new independent accounting firm must complete its review of the unaudited interim financial information presented in the Third Quarter 10-Q under PCAOB AU 722, as required by SEC rules. Once that firm completes its PCAOB AU 722 review of this unaudited interim financial information for the Third Quarter 10-Q, the Company will file the Form 10-Q/A with SOX Section 906 certifications as soon as practicable.

Forward-Looking Statements

This Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on present circumstances and on the Company’s predictions with respect to events that have not occurred, that may not occur, or that may occur with different consequences and timing than those now assumed or anticipated. Such forward-looking statements and any statements of the plans and objectives of management for future operations, are not guarantees of future performance or results and involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements. Such forward-looking statements are made only as of the date of this report and the Company assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances. Readers should not place undue reliance on these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

16.1	Letter of BDO USA, LLP, dated July 13, 2016
99.1	Press release announcing appointment of new independent accounting firm dated July 13, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 13, 2016	LIFEVANTAGE CORPORATION By: /s/ Beatryx Washington Name: Beatryx Washington Title: Senior Vice President Legal Affairs